RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2017
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

18. RELATED PARTY TRANSACTIONS

For the years ended December 31, 2017 and 2016, key management personnel include the Trustees/Directors, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer. Information with respect to the Trustees'/Directors' fees is included in notes 11(b) and 12(b). The compensation paid or payable to the Trust's key management personnel was as follows:

Years ended December 31,	2017	2016

Salaries, incentives and short-term benefits	$3,051	$2,645
Unit-based compensation expense including fair value adjustments	2,371	761

	$5,422	$3,406

Related party transactions for the year ended December 31, 2017 also included a $0.7 million reimbursement of proxy contest expenses to a company affiliated with a director/trustee of Granite in connection with the 2017 annual general meeting (note 12(c)).